                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


          Date of Report (Date of Earliest Event Reported) May 16, 1996


                 CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Commission file number: 1-13418


                         FALCON BUILDING PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                    DELAWARE                         36-3931893
         (State or Other Jurisdiction of          (I.R.S. Employer
         Incorporation or Organization)          Identification No.)


                            TWO NORTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606
                     (Address of Principal Executive Office)

                                 (312) 906-9700

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)
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ITEM 5.  OTHER EVENTS

On May 16, 1996, Falcon Building Products, Inc. announced that its air distribution subsidiary acquired certain assets of Woodwinds, Inc.

The press release announcing the above is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press release issued by Falcon Building Products, Inc. on May 16, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   FALCON BUILDING PRODUCTS, INC.




                                   By:  /s/ Sam A. Cottone
                                        ------------------

                                        Sam A. Cottone
                                        Senior Vice President and
                                        Chief Financial Officer



Dated:  May 17, 1996